QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

LETTER OF TRANSMITTAL
OF

THE HERTZ CORPORATION

OFFER TO EXCHANGE
$250,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF 4.250% SENIOR NOTES DUE 2018,
WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR ANY AND ALL OUTSTANDING 4.250% SENIOR NOTES DUE 2018 ISSUED ON MARCH 28, 2013

PURSUANT TO THE PROSPECTUS DATED
                        , 2013

        THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF                        , 2013, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:
WELLS FARGO BANK, NATIONAL ASSOCIATION

By Regular Mail or Overnight Courier: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 Sixth & Marquette Avenue Minneapolis, MN 55479	By Registered or Certified Mail: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	In Person by Hand Only: WELLS FARGO BANK, N.A. 12th Floor-Northstar East Building Corporate Trust Operations 608 Second Avenue South Minneapolis, MN 55479
By Facsimile (612) 667-6282
For Information or Confirmation by Telephone: (800) 344-5128

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN.

        Holders of Outstanding Notes (as defined below) should complete this Letter of Transmittal if Outstanding Notes are to be forwarded herewith. If tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in "The Exchange Offer—Book-Entry Transfer" and "The Exchange Offer—Procedures for Tendering the Notes" in the Prospectus (as defined below), the holder must have an Agent's Message (as defined below) delivered in lieu of this Letter of Transmittal.

        Holders who wish to tender their Outstanding Notes and whose certificates for such Outstanding Notes are not immediately available, who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

        Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company ("DTC").

        The undersigned acknowledges receipt of the Prospectus, dated                        , 2013 (as it may be amended or supplemented from time to time, the "Prospectus"), of The Hertz Corporation, a Delaware corporation (the "Company"), and certain of the Company's subsidiaries (each, a "Guarantor" and collectively, the "Guarantors"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") up to $250,000,000 in aggregate principal amount of its 4.250% Senior Notes due 2018 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of its outstanding 4.250% Senior Notes due 2018 issued on March 28, 2013 (the "Outstanding Notes"). The Outstanding Notes are unconditionally guaranteed (the "Old Guarantees") by the Guarantors and the Exchange Notes will be unconditionally guaranteed (the "New Guarantees") by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors will issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Old Guarantees of the Outstanding Notes in exchange for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the "Exchange Offer" include the Guarantors' offer to exchange the Old Guarantees for the New Guarantees, references to the "Exchange Notes" include the related New Guarantees and references to the "Outstanding Notes" include the related Old Guarantees.

        For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. The Exchange Notes will accrue interest at a rate of 4.250% per annum, payable on April 1 and October 1 of each year. The Exchange Notes will accrue interest from the last interest payment date with respect to the Outstanding Notes, or from the original issue date if no interest has been paid with respect to such Outstanding Notes, to the day before the consummation of the Exchange Offer and thereafter, at the applicable rate of interest per annum. However, if the Outstanding Notes are surrendered for exchange on or after a record date (which is the close of business on the March 15 or September 15 immediately preceding the interest payment date, on April 1 and October 1 of each year) for an interest payment date that will occur on or after the date of such exchange and as to which interest will be paid, interest on the Exchange Notes received in exchange for such Outstanding Notes will accrue from the date of such interest payment date.

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

        FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 ATTACHED AS BOX 8 MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT THE RATE OF 28%) ON ANY CASH PAYMENTS MADE TO YOU.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1

Box 1* Description of Outstanding Notes Tendered Herewith

Name(s) and Address(es) of Registered Holder(s)	Certificate or Registration Number(s) of Outstanding Notes**	Aggregate Principal Amount Represented by Outstanding Notes	Aggregate Principal Amount of Outstanding Notes Being Tendered***

Total:

*	If the space provided is inadequate, list the certificate numbers and principal amount of Outstanding Notes on a separate signed schedule and attach the list to this Letter of Transmittal.
**	Need not be completed by book-entry holders.
***	The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated in this column, the holder will be deemed to have tendered the FULL aggregate principal amount represented by such Outstanding Notes. See Instruction 2.

Box 2
Book-Entry Transfer

☐
CHECK HERE IF ANY TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

        Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

 Box 3
Notice of Guaranteed Delivery
(See Instruction 1)

☐
CHECK HERE IF ANY TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Description of Outstanding Notes being delivered pursuant to a Notice of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 4
Participating Broker-Dealer

☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED ANY OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business, has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes or the Outstanding Notes (within the meaning of the Securities Act), is not an "affiliate" (as defined in Rule 405 of the Securities Act) of the Company or the Guarantors, is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and is not acting on behalf of any person who could not truthfully make the foregoing representations.

        If the undersigned is a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business, has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes or the Outstanding Notes (within the meaning of the Securities Act), is not an "affiliate" (as defined in Rule 405 of the Securities Act) of the Company or the Guarantors, will receive the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes (however, by so representing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act), and is not acting on behalf of any person who could not truthfully make the foregoing representations.

        A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who acquired Outstanding Notes to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

 NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if such Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Outstanding Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Outstanding Notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

        The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, (2) when such tendered Outstanding Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (3) the Outstanding Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that the holder of such Outstanding Notes and/or any other person receiving Exchange Notes pursuant to the Exchange Offer, whether or not such person is the undersigned, (i) is acquiring the Exchange Notes in the ordinary course of business, (ii) has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes or the Outstanding Notes (within the meaning of the Securities Act), (iii) is not an "affiliate" (as defined in Rule 405 of the Securities Act) of the Company or the Guarantors, (iv) if such holder or person is not a broker-dealer, such holder or person is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, (v) if such holder or person is a broker-dealer, such holder or person will receive the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities and will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes, and (vi) is not acting on behalf of any person who could not truthfully make the foregoing representations.

        The undersigned acknowledges that the Exchange Offer is being made based on the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation (May 13, 1988), Morgan Stanley & Co. Incorporated (June 5, 1991), Shearman & Sterling (July 2, 1993) and similar no-action letters, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company or the Guarantors within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business, such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes (within the meaning of the Securities Act), such holder has no arrangement or understanding with any person to participate in a distribution of such Exchange Notes, and such holder is not acting on behalf of any person who could not truthfully make a representation to the foregoing. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as made in other circumstances.

        If a holder of the Outstanding Notes is an "affiliate" of the Company or the Guarantors, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes, has any arrangement or understanding with respect to a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or is acting on behalf of any person who could not truthfully make the representations above, then such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

        If the undersigned is a broker-dealer, it represents that it will receive the Exchange Notes for its own account in exchange for the Outstanding Notes, that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale or transfer of such Exchange Notes; however, by so representing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Outstanding Notes) with the Prospectus. The Prospectus may be used by certain broker-dealers (as specified in the exchange and registration rights agreement, dated as of March 28, 2013, by and among the Company, the Guarantors named therein and the representative of the initial purchasers of the Outstanding Notes named therein (as the same may be amended, modified or supplemented from time to time, the "Registration Rights Agreement"), relating to the Outstanding Notes) for a period of up to 90 days after the completion of the Exchange Offer. The Company has agreed that, for such period of time, it will keep its registration statement (containing the Prospectus) effective. By tendering in the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of an amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed by the Company with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker-dealer that would receive Exchange Notes for its own account for its Outstanding Notes, where such Outstanding Notes were not acquired as a result of market-making activities or other trading activities, will not be able to participate in the Exchange Offer.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered (and not validly withdrawn) Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, and that the Company shall have no further obligations or liabilities thereunder except as specifically provided for therein. The undersigned will comply with its obligations under the Registration Rights Agreement.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer—Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above or, with respect to non-exchanged Outstanding Notes tendered by book-entry transfer, credited to the account maintained at the book-entry transfer facility indicated above in Box 2, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the terms of the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange Offer—Conditions" occur.

        The undersigned understands and agrees that tendering its Outstanding Notes pursuant to any of the procedures described herein will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions as set forth in the Prospectus and this Letter of Transmittal, including all of the undersigned's representations and warranties. The undersigned recognizes that the Company may not be required to accept for exchange any or all of the Outstanding Notes tendered hereby.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. The tendering of Outstanding Notes is irrevocable, except that tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of the Prospectus and this Letter of Transmittal.

        Unless otherwise indicated in Box 5 below entitled "Special Registration Instructions," please deliver certificated Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) in the name of the registered holder indicated above in Box 1. Similarly, unless otherwise indicated in Box 6 below entitled "Special Delivery Instructions," please send certificated Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) to the registered holder at the address indicated above in Box 1. In the case of a book-entry delivery of the Outstanding Notes, please credit the Exchange Notes (and, if applicable, any non-exchanged Outstanding Notes tendered by book-entry transfer) to the account indicated above in Box 2.

        THE UNDERSIGNED, BY COMPLETING BOX 1 ABOVE ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

  Box 5
  SPECIAL REGISTRATION INSTRUCTIONS
  (See Instructions 4 and 5)

              To be completed ONLY if certificates for the Outstanding Notes not exchanged and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Issue:	☐ Outstanding Notes not exchanged to:
☐ Exchange Notes to:
Name(s):	(Please Print or Type)
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

  Box 6
  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4 and 5)

              To be completed ONLY if certificates for the Outstanding Notes not exchanged and/or certificates for the Exchange Notes are to be sent to the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above at an address other than that indicated in Box 1 above.

Send:	☐ Outstanding Notes not exchanged to:
☐ Exchange Notes to:
Name(s):	(Please Print or Type)
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

 Box 7
ALL TENDERING HOLDERS
PLEASE SIGN HERE
(Complete accompanying Substitute Form W-9)

              Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the DTC participant whose name appears on a security position listing as the owner of the Outstanding Notes) of the Outstanding Notes exactly as their name(s) appear(s) on the Outstanding Notes hereby tendered or on the security position listing of DTC or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):	(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 4)

Authorized Signature:

Date:

Name:	(Please Type or Print)

Title:

Name of Firm:

Address of Firm:
(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

Box 8

PAYER'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE SPACE PROVIDED AND CERTIFY BY SIGNING AND DATING BELOW.

 Name (as shown on your income tax return)

 Business Name (if different from above)

Please check appropriate box:
☐ Individual/Sole Proprietor    ☐ C Corporation

☐ Partnership    ☐ S Corporation

☐ Trust/estate

☐ Limited liability company. Enter the tax
classification (D=disregarded entity, S=S corporation,
C=corporation, P=partnership)

☐ Other

Address

	City, State, Zip Code	Social Security Number OR Employer Identification Number

	Part 2—Payees exempt from backup withholding check the Exempt box below. Exempt: ☐

Payer's Request for	Part 3—Certification—Under penalties of perjury, I certify that
Taxpayer Identification Number	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(TIN) and Certification	(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3)
		I am a U.S. citizen or other U.S. person (for federal tax purposes, you are a U.S. person if you are: (a) an individual who is a U.S. citizen or U.S. resident alien, (b) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (c) an estate (other than a foreign estate) or (d) a domestic trust (as defined in Regulations section 301.7701-7)).

	Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

	Signature Date	Part 4— Awaiting TIN: ☐
		Please complete the Certificate of Awaiting Taxpayer Identification Number below.

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT THE RATE OF 28%) ON ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES TO SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9.

 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion (currently 28%) of all reportable payments made to me will be withheld and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the IRS.

Signature	Date

GUIDELINES TO SUBSTITUTE FORM W-9

         A copy of the IRS Form W-9 Instructions will be provided if you request one. All "Section" references are to the Internal Revenue Code of 1986, as amended.

Guidelines for Determining the Proper Name and Identification Number for the Payee (You) to Give to the Payer.

         Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the social security number of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give the employer identification number of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity(4)
9.	Corporation or limited liability company electing corporate status	The corporation
10.	Association, club, religious, charitable, educational, other tax-exempt organization account	The organization
11.	Partnership or multi-owner limited liability company	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)
Circle the minor's name and furnish the minor's social security number.
(3)
You must show your individual name and you may also enter your business or "doing business as" name on the Business name line. You may use either your social security number or your employer identification number (if you have one), but the IRS encourages you to use your social security number.
(4)
List first and circle the name of the trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see "Special rules for partnerships" in the IRS Form W-9 Instructions.

*Note:
Grantor must also provide an IRS Form W-9 to trustee of trust. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Obtaining a Taxpayer Identification Number

If you do not have a taxpayer identification number or you do not know your number, obtain IRS Form SS-5 "Application for a Social Security Card," IRS Form W-7 "Application for IRS Individual Taxpayer Identification Number," or obtain IRS Form SS-4 "Application for Employer Identification Number," either online at www.ssa.gov or www.irs.gov, or at the local office of the Social Security Administration or the IRS.

Payees Exempt from Backup Withholding

If you are exempt from backup withholding, check the "Exempt" box and sign and date the form. Generally, individuals are not exempt from backup withholding. Even if you are exempt from backup withholding, you should submit IRS Form W-9 or the Substitute Form W-9 to avoid possible erroneous backup withholding.

Payees specifically exempted from backup withholding include:

1.  An organization exempt from tax under Section 501(a), any individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2);

2.  The United States or any of its agencies or instrumentalities;

3.  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4.  A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5.  An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

6.  A corporation;

7.  A foreign central bank of issue;

8.  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9.  A futures commission merchant registered with the Commodity Futures Trading Commission;

10.  A real estate investment trust;

11.  An entity registered at all times during the tax year under the Investment Company Act of 1940;

12.  A common trust fund operated by a bank under Section 584(a);

13.  A financial institution;

14.  A middleman known in the investment community as a nominee or custodian; or

15.  A trust exempt from tax under Section 664 or described in Section 4947.

Payments over $600 that are required to be reported and direct sales over $5,000 generally are exempt from backup withholding if made to the exempt payees listed at (1) - (7) above.

Privacy Act Notice

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. This information may also be disclosed to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold a portion (currently 28%) of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR OWN
TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

 LETTER OF TRANSMITTAL INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

        Please do not send certificates for Outstanding Notes directly to the Company. Your certificates for Outstanding Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of the Outstanding Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.
Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

        A holder of Outstanding Notes (which term, for the purposes described herein, shall include the DTC participant whose name appears on a security position listing as the owner of the Outstanding Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth on the first page hereof on or prior to the Expiration Date, (ii) complying with the procedures for book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfer" and "The Exchange Offer—Procedures for Tendering the Notes" in the Prospectus on or prior to the Expiration Date or (iii) complying with the guaranteed delivery procedures described below.

        Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date, or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus and by completing Box 3. Holders may tender their Outstanding Notes pursuant to such procedures if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed notice of guaranteed delivery in substantially the form provided with this Letter of Transmittal or a properly transmitted notice of guaranteed delivery through ATOP that (a) sets forth the name and address of the holder of Outstanding Notes, the principal amount of Outstanding Notes tendered and, if applicable, the certificate numbers of the Outstanding Notes to be tendered, (b) states that the tender is being made thereby, and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Outstanding Notes, or a book-entry confirmation and Agent's Message, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificates representing all tendered Outstanding Notes in proper form, or a confirmation of book-entry transfer of the Outstanding Notes into the Exchange Agent's account at the appropriate book-entry transfer facility and Agent's Message, and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

        Any holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery relating to such Outstanding Notes on or prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, in and of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

        No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof) or transmission of an Agent's Message in lieu hereof, as applicable, shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange (see Instruction 9).

2.
Partial Tenders; Withdrawals.

        Tenders of Outstanding Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. Holders who do not tender all of their Outstanding Notes must ensure that they retain a principal amount of Outstanding Notes equal to at least the minimum authorized denomination of $2,000. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Outstanding Notes tendered in the column entitled "Aggregate Principal Amount of Outstanding Notes Being Tendered" in Box 1 above. A newly issued certificate for the Outstanding Notes submitted but not tendered, or not accepted for exchange if applicable, will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, on or after which tenders of Outstanding Notes are irrevocable.

        To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth on the first page hereof prior to the Expiration Date; (ii) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged; (v) specify the name in which any such Outstanding Notes are registered, if different from that of the tendering holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee and/or any accompanying document of transfer). The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility from which the Outstanding Notes were tendered and the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity, form and eligibility of any notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

        Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer—Book-Entry Transfer" and "The Exchange Offer—Procedures for Tendering the Notes" in the Prospectus, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer—Procedures for Tendering the Notes" in the Prospectus at any time on or prior to the Expiration Date.

        Neither the Company, any affiliate or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons). See the section of the Prospectus entitled "The Exchange Offer—Withdrawal of Tenders" for more information on withdrawal of tendered Outstanding Notes.

3.
Beneficial Owner Instructions.

        Only a holder of Outstanding Notes, or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal or comply with the book-entry procedures, as applicable, on his or her behalf through the execution and delivery to the appropriate holder of the "Instructions to Registered Holder from Beneficial Owner" form accompanying this Letter of Transmittal.

4.
Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the DTC participant whose name appears on a security position listing as the owner of the Outstanding Notes) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security position listing) without alteration, addition, enlargement or any change whatsoever.

        If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Notes.

        When this Letter of Transmittal is signed by the registered holder(s) of Outstanding Notes (which term, for the purposes described herein, shall include the DTC participant whose name appears on a security position listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed or certificates for the Exchange Notes are to be issued, or certificates for any Outstanding Notes not tendered, or not accepted for exchange if applicable, are to be reissued, to a person other than the registered holder(s) of the Outstanding Notes, such Outstanding Notes must be endorsed or accompanied by separate written instruments (including, for example, a bond power) of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Outstanding Notes and the endorsements on certificates and the signatures on separate written instruments must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

        Endorsements on certificates for the Outstanding Notes or signatures on separate written instruments (including bond powers) required by this Instruction 4 must be guaranteed by a member in good standing of a recognized signature medallion program, an eligible guarantor institution identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, or one of the following firms (as these terms are used in Rule 17Ad-15): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association (each an "Eligible Guarantor Institution").

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Outstanding Notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the DTC participant whose name appears on a security position listing as the owner of the Outstanding Notes) who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5.
Special Registration Instructions and Special Delivery Instructions.

        Solely with respect to certificated Outstanding Notes tendered for exchange, tendering holders should indicate in Box 5 and/or Box 6 above the name and address in/to which the Exchange Notes and/or certificates for Outstanding Notes not exchanged are to be issued and/or sent, if different from the name(s) and/or address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number (i.e., the social security number or the employer identification number, as applicable) of the person named must also be indicated. If no such instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal.

        With respect to holders tendering Outstanding Notes pursuant to the book-entry transfer procedures set forth in "The Exchange Offer—Book-Entry Transfer" and "The Exchange Offer—Procedures for Tendering the Notes"

in the Prospectus, Exchange Notes (and any non-exchanged Outstanding Notes) will be credited to such holder's account at the applicable book-entry transfer facility indicated above in Box 2.

6.
Transfer Taxes.

        The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes, or the Outstanding Notes for principal amounts not tendered or not accepted for exchange, are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, then the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

7.
Waiver of Conditions.

        The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.
Mutilated, Lost, Stolen or Destroyed Securities.

        Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been completed.

9.
No Conditional Tenders; No Notice of Irregularities.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof) or transmission of an Agent's Message in lieu hereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. The Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to any particular Outstanding Note. The Company's interpretation of the terms and conditions of the Exchange Offer (including in the Prospectus and in these instructions to this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person is under any obligation to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, nor shall they incur any liability for failure to give any such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

10.
Requests for Assistance or Additional Copies.

        Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OF OUTSTANDING NOTES) OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

QuickLinks

All Tendering Holders Complete Box 1
Box 2 Book-Entry Transfer
Box 3 Notice of Guaranteed Delivery (See Instruction 1)
Box 4 Participating Broker-Dealer
NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Box 7 ALL TENDERING HOLDERS PLEASE SIGN HERE (Complete accompanying Substitute Form W-9)
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
GUIDELINES TO SUBSTITUTE FORM W-9
LETTER OF TRANSMITTAL INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER